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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 18, 1998




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)

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


        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188


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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

     On November 18, 1998, U S WEST Capital Funding, Inc. and U S WEST, Inc. closed its $400 million Debenture offering. Additional documents related to that offering are filed as Exhibits to this Current Report on Form 8-K.


Item 7.       Exhibits

Exhibit       Description

1(a) Underwriting Agreement, dated as of November 13, 1998, by and among U S WEST Capital Funding, Inc., U S WEST, Inc., J. P. Morgan & Co., Lehman Brothers, Merrill Lynch & Co., and Salomon Smith Barney.

4(a) Indenture, dated as of June 29, 1998, among U S WEST Capital Funding, Inc., U S WEST, Inc., and The First National Bank of Chicago, as Trustee.

4(b)          Form  of  6-1/2%   Debentures,   due  November  15,  2018,  of
              U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal and interest by U S WEST, Inc., in the
              aggregate   principal  amount  of $400,000,000.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U S WEST, Inc.
                                 (Formerly "USW-C, Inc.")


                            By:  /s/ Thomas O. McGimpsey
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                                 Thomas O. McGimpsey
                                 Assistant Secretary

Dated:        November 18, 1998